UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 27, 2023

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities of Lumen Technologies, Inc. registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On March 16, 2023, Lumen Technologies, Inc. (“Lumen” or the “Company”) announced that its indirect wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), had commenced offers to issue up to $1,100,000,000 principal amount of Level 3 Financing’s 10.500% Senior Secured Notes due 2030 (the “New Notes”) in exchange, subject to various caps and acceptance priority levels, for Lumen’s outstanding unsecured 5.625% Senior Notes, Series X, due 2025, 7.200% Senior Notes, Series D, due 2025, 5.125% Senior Notes due 2026, 6.875% Debentures, Series G, due 2028, 5.375% Senior Notes due 2029, 4.500% Senior Notes due 2029, 7.600% Senior Notes, Series P, due 2039 and 7.650% Senior Notes, Series U, due 2042 validly tendered in the exchange offers by eligible holders upon the terms and conditions set forth in Level 3 Financing’s offering memorandum, dated March 16, 2023 (the “Offering Memorandum”) (the “Exchange Offers”). The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, (1) to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) to
non-U.S.
persons outside the United States as defined in Rule 902 under the Securities Act in transactions in compliance with Regulation S under the Securities Act, who are
“non-U.S.
qualified offerees”. In connection with the Exchange Offers, the Company is providing the following supplemental information.

Item 8.01	Other Events.
Cybersecurity Incidents
On March 27, 2023, Lumen announced two cybersecurity incidents. First, last week the Company discovered that a malicious intruder had inserted criminal ransomware into a limited number of the Company’s servers that support a segmented hosting service. This intrusion is currently degrading the operations of a small number of the Company’s enterprise customers. Second, the Company’s recent implementation of enhanced security software has led to its discovery that a separate sophisticated intruder accessed a limited number of the Company’s internal information technology systems, including conducting reconnaissance of these systems, installing malware and extracting a relatively limited amount of data. Based on its ongoing investigations described below and information known at this time, the Company does not believe the incidents have had or will have a material adverse impact on its ability to serve its customers or its business, operations, or financial results.
Following these incidents, the Company took a series of measures to assess, contain and remediate the incidents in accordance with its long-standing cybersecurity protocols. The Company’s initial steps to safeguard the integrity of its information technology systems included (i) working with outside forensic firms to contain the incidents and (ii) implementing business continuity plans to restore functionality to its customers’ operational and business systems. In addition, Lumen notified law enforcement and regulatory authorities and impacted customers, launched investigations, and took additional steps to safeguard the Company’s systems.
The Company continues to evaluate potential responses to the ransomware attack. In addition, the Company is continuing to assess the potential impact of both events, including whether any personally identifiable or other sensitive information has been exfiltrated. Lumen continues to work with several external advisors, impacted customers and relevant authorities to assess and mitigate the impacts from these incidents.
For additional information on the Company’s cybersecurity risks, policies, insurance and procedures, see Item 1.A. “Risk Factors –Business Risks” and Item 1. “Business – Our Network” in the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2022, filed on February 23, 2023.
Corrections to Offering Memorandum
In several instances, the Offering Memorandum incorrectly states that the equity of Global Crossing Telecommunications, Inc. (an indirect, wholly-owned subsidiary of Level 3 Financing) would be pledged to secure the New Notes. While Global Crossing Telecommunications, Inc. will be a guarantor of the New Notes upon receipt of requisite regulatory approvals, as stated in the Offering Memorandum and is a guarantor of Level 3 Financing’s existing credit agreement (the “Existing Credit Agreement”) and existing secured notes (the “Existing Secured Notes”), the equity of Global Crossing Telecommunications, Inc. will not be pledged as collateral to secure the New Notes (and is not pledged as part of the collateral package securing the Existing Credit Agreement and the Existing Secured Notes).

As stated in the Offering Memorandum, the New Notes will be (i) secured by the same collateral that secures, and on the same senior lien basis as, the Existing Credit Agreement and the Existing Secured Notes and (ii) guaranteed by the same entities that guarantee, and on the same unsubordinated and secured basis as, the Existing Credit Agreement and the Existing Secured Notes, in each case subject to the receipt of the regulatory approvals described in the Offering Memorandum. In addition, the indenture governing the New Notes will contain restrictive covenants and events of default with respect to the New Notes substantially similar to those applicable to the Existing Credit Agreement and the Existing Secured Notes.
In addition, inconsistent statements were made in the Offering Memorandum regarding the minimum denominations of the New Notes. The New Notes will be issued in minimum denominations of $2,000 principal amount and integral multiples of $1,000 principal amount in excess thereof.
Forward-Looking Statements
To the extent any statements contained in this Current Report on Form
8-K
convey information that is not historical or factual, these statements are “forward-looking statements” as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s containment of the impacts of the cybersecurity incidents, ability to assess the cybersecurity incidents and any further impact on the Company’s customers and the Company’s business, operations or financial results. These forward-looking statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Investors and others are cautioned not to place undue reliance on forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include (i) the legal, reputational and financial risks resulting from these cybersecurity incidents or any additional cybersecurity incidents, including the Company’s ability to safeguard its network, and to avoid the adverse impact of possible cyber-attacks, security breaches, service outages, system failures, or similar events impacting the Company’s network or the availability and quality of its services, (ii) the possibility that the Company’s ongoing investigations will produce materially adverse findings not known to the Company on the date hereof, (iii) the possibility of downgrades of the ratings of the debt securities of Lumen or its affiliates that are different or in addition to those described herein, and (iv) the other risks and uncertainties further described in the “Risk Factors” section of Lumen’s most recent Annual Report on Form
10-K,
as well as in Lumen’s other reports filed with or furnished to the U.S. Securities and Exchange Commission, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: March 27, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: March 27, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and General Counsel

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